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                                    Special
                                 Opportunities

LINCOLN NATIONAL
SPECIAL OPPORTUNITIES FUND, INC.


DESCRIPTION OF THE FUND

The Special Opportunities Fund (fund) was incorporated in Maryland in 1981. It is an open-end non-diversified management investment company whose investment objective is maximum long-term capital appreciation. Realization of current investment income is not expected to be significant. The fund pursues its objective by investing primarily in a portfolio of common stock and securities convertible into common stock. The fund's objective and policies are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. See General information in the Appendix. There is no assurance that the objective of the fund will be achieved.

In a non-diversified fund a relatively high percentage of its assets may be invested in a limited number of issuers. The principal risk of investing in a non-diversified fund is the greater potential that economic, political, and regulatory occurrences will adversely impact the fund's investments. In addition, a severe downturn in the financial condition of any one issuer in the fund's portfolio could have a disproportionate effect on fund performance at any one point. Any of these risks may make the fund's investment results more volatile over time than those of a diversified fund.

This fund may have higher risk and be more volatile than the Standard and Poor's 500 Index (S&P 500). Investments are made in the common stock of companies which are smaller and less-established than the average company in the S&P 500, but which have above-average long-term growth prospects. Since these companies may be involved in newer and more rapidly changing industries and technologies, there is a somewhat higher degree of market volatility and investment risk associated with this kind of investing. Also, since the fund's portfolio consists primarily of the securities of medium-sized companies, greater than average market volatility and investment risk may be involved.

Because the fund's investments are not expected to generate significant current income, investors should consider the fund as a relatively long-term investment, involving financial risk commensurate with potential substantial gains.

The objective and risks of the fund should be carefully evaluated before you invest. See Investment policies and techniques.

PORTFOLIO MANAGER
The primary portfolio manager for the fund is T. Scott Wittman, President, Vantage Global Advisors, Inc., sub-advisor to the fund. Vantage is a wholly owned subsidiary of Lincoln National Corp., a publicly held insurance holding company organized under Indiana law. Wittman, a Chartered Financial Analyst, has managed the fund since October, 1993. Wittman has been with Vantage since February, 1991; before that he was managing director at TSA Capital Management. Wittman specializes in quantitative investment analysis. Effective October 1, 1997, Cozey W. Baker, Jr., is no longer managing the short-term investment segment of the fund.

Jil Schoeff Lindholm, Short-Term Investment Manager for Lincoln Investment, the advisor of the fund is assuming responsibility for the short-term investments segment of the fund's portfolio on October 1, 1997. She has been a Short-Term Investment Manager with Lincoln Investment since February 1995. She was a GIC Sales Executive for Lincoln Life from March, 1992 through February, 1995. Ms. Lindholm holds a Master's Degree in business administration from Indiana University.

INVESTMENT POLICIES AND TECHNIQUES

The fund's portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stock, including warrants and rights. The fund may also invest to a limited degree in preferred stocks and debt securities when they are believed to offer opportunities for capital growth. The fund may at times invest in U.S. dollar-denominated foreign securities listed on recognized U.S. exchanges or traded in the U.S. over-the-counter market. It is not expected that such foreign securities will exceed 10% of the total assets of the fund.

The sub-advisor believes that, in seeking to attain maximum capital appreciation, it is important to attempt to minimize losses. When conditions dictate a defensive strategy or until the proceeds from the sale of the fund's shares have been invested or when cash is otherwise available, the fund may invest in debt obligations of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and other money market instruments. When cash is

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                                    Special
                                 Opportunities
available only for a few days, it may be invested by the fund in repurchase agreements until such time as it may be invested or used for payment of obligations of the fund.

Types of investments. The fund's investments may include: securities of new companies of relatively small or medium size (small--up to $1 billion in capitalization; medium--up to $5 billion), as well as securities of seasoned, established companies which appear to have appreciation potential; securities of companies which it appears will benefit from management change, new technology, new product or service development or change in demand; new issues of securities; securities with limited marketability; and other securities which are regarded as having capital appreciation possibilities.

In selecting securities for the portfolio, the fund intends to employ the following quantitative criteria:

1. Companies that demonstrate significant value compared to the universe of stocks based on the current price-to-earnings ratios and dividend yields;

2. Companies with significant potential earnings growth based on recent changes in quarterly earnings and changed economic conditions, acquisitions, corporate strategy and product innovation; and/or

3. Companies with expectations of future earnings growth based on positive recent earnings compared to consensus expectations.

When these investment policies and criteria are applied, the fund anticipates that a fair number of investment opportunities--but not all--may be found among the following:

1. Companies engaged in high technology fields such as electronics, computers, medicine, laboratory equipment, business equipment, cable television, communications and robotics;

2. Companies involved in providing new or rapidly growing services in such fields as information marketing, hospital management, financial services, specialized retailing and data processing; and/or

3. Companies that have developed unique or different products or services that are in the pioneering stages, with patents or other protection placing them at an advantage over their competition.

In the selection of investments, long-term capital appreciation will take precedence over short term market fluctuations. The fund does not intend to engage actively in trading for short-term profits, though it may at times make investments for short-term capital appreciation when such action is believed to be desirable and consistent with sound investment procedure. Generally, the fund will invest for the long term (normally over one year) rather than for the short term. However, it may dispose of its investments at any time it may be deemed advisable because of a subsequent change in the circumstances of a particular company or industry or in general market or economic conditions. For example, a security initially purchased for long-term growth potential may be sold at any time when it is determined that future growth may not be at an acceptable rate or when it is determined that there is a risk of substantial decline in market price.

FOREIGN INVESTMENTS
Investments in securities issued by foreign issuers involve certain risks which are not associated with investment in U.S. securities. The fund has the authority to invest in foreign securities, within the limits set forth elsewhere in this Prospectus. Eurodollar deposits in foreign branches of U.S. banks are similar to domestic deposits, but are not covered by Federal Deposit Insurance Corp. (FDIC) insurance and may be influenced by future political and economic developments and governmental restrictions (for example, restrictions on the flow of capital between Europe and the United States). Refer to Foreign investments in the Appendix for a discussion of the various risks inherent in foreign investing.

PORTFOLIO TURNOVER
The rate of portfolio turnover is not a limiting factor when changes in investments are deemed appropriate. In addition, market conditions, cash requirements for redemption, and repurchase of fund shares or other factors could affect the portfolio turnover rate. A rate of portfolio turnover of 100% would occur if all the fund's portfolio were replaced in a period of one year. During 1996 the fund's portfolio turnover was 88.17% and in 1995 it was 90.12%.

INVESTMENT RESTRICTIONS

The investment restrictions have been adopted by the fund as fundamental. See General information in the Appendix. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. Borrow money, except for temporary or emergency purposes and not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amounts borrowed) and/or


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                                    Special
                                 Opportunities
2. Invest in securities of any issuer if, to the knowledge of the fund, officers or directors of the fund or its advisor, who individually beneficially own 1/2 of 1% or more of the securities of that issuer, collectively beneficially own more than 5% of the securities of that issuer.

Additional investment restrictions can be found in the SAI.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund has considerable discretion in the selection of appropriate fund investments. In the exercise of that discretion, the portfolio manager may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the Appendix, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE SPECIAL OPPORTUNITIES FUND IS AUTHORIZED:
a) for derivative transactions, to: sell put and covered call options and buy put options for stock and stock indices and buy and sell options to close out positions previously entered into (The aggregate cost of premiums for all outstanding options shall not exceed 30% of the fund's total assets, although the ultimate loss to the fund from options could be substantially greater than 30%.); and buy and sell financial futures contracts and put and call options on those contracts. (For certain limited purposes, the fund may also buy financial futures contracts on an unleveraged basis and not as an anticipatory hedge. See the SAI.) Amounts committed to margin and paid for option premiums on futures contracts may not exceed 5% of total assets.

b) for cash enhancement transactions, to: lend portfolio securities, if such loans of securities do not exceed one-third of the fund's total assets, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.


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